Non-Convertible Debt	11 Months Ended
Dec. 31, 2017
Disclosure of Non-Convertible Debt [Abstract]
Non-Convertible Debt
9.	Non-Convertible Debt

Details of Non-Convertible Debt are as follows:

	11 months ended December 31, 2017	12 months ended January 31, 2017
IRRRB – beginning of period	$-	$4,962
Accretion and capitalized interest	-	149
Repayment	-	(5,111)
IRRRB – end of period (Note 9a)	-	-

Glencore – beginning of period	65,752	43,023
Accretion and capitalized interest	11,599	8,786
Funding, net of costs	14,917	13,943
Glencore – end of period (Note 9b)	92,268	65,752

Total Non-Convertible Debt	92,268	65,752
Less current portion	(92,268)	-
Non-current portion	$-	$65,752

a)	IRRRB

During the year ended January 31, 2017, the Company fully repaid a $4.0 million initial principal loan, drawn in June 2011 from the Iron Range Resources & Rehabilitation Board (“IRRRB”). The loan was used to exercise the Company’s options to acquire land as part of the proposed land exchange with the USFS authorized by the USFS on January 9, 2017. The loan was secured by the land acquired and carried a fixed interest rate of 5%, compounded annually. Warrants giving the IRRRB the right to purchase 461,286 shares of its common shares at $2.1678 per share expired on June 30, 2016. All borrowing costs were eligible for capitalization and 100% of these costs were capitalized during the year ended January 31, 2017.

b)	Glencore

Since January 2015, the Company has issued $70.0 million of secured non-convertible debentures to Glencore, including $15.0 million during the eleven months ended December 31, 2017. Subsequent to December 31, 2017, $5.0 million was issued as called for under the 2017 Agreements (see Note 7). The Company has provided security on these debentures covering all of the assets of PolyMet.

These debentures bear interest at twelve month U.S. dollar LIBOR plus 8.0% through December 31, 2015, and twelve month U.S. dollar LIBOR plus 15.0% beginning January 1, 2016. Interest is compounded quarterly and payable in cash or by increasing the principal amount of the debentures, at Glencore’s option. Since inception, $22.268 million of interest has been accreted and capitalized to the principal amount of the debenture. All borrowing costs were eligible for capitalization and 100% of these costs were capitalized during the eleven months ended December 31, 2017.
The due date of these debentures was the earlier of (i) March 31, 2018 or (ii) the availability of at least $100 million of debt or equity financing or (iii) when it is prudent for PolyMet to repay the debt, on which date all principal and interest accrued to such date will be due and payable.

Subsequent to December 31, 2017, PolyMet and Glencore agreed to extend the maturity date of the secured non-convertible debt to March 31, 2019, reduce the interest rate on the secured non-convertible debt, and issue secured debentures with a total principal amount of up to $80.0 million. See Note 16 for additional details.